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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 11, 2000 included in Amendment No. 3 to the Registration Statement (Form S-3 No. 333-31908) and related Prospectus of Corixa Corporation for the registration of 1,437,500 shares of its common stock.


                                       ERNST & YOUNG LLP

Seattle, Washington
April 6, 2000